Exhibit 99.11B Section 19 Notice

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	July 15, 2014
Pay Date	July 31, 2014

Distribution Amount per share	$0.055000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.041285	75%	$0.257774	78%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.013715	25%	$0.072226	22%
Total (per common share)	$0.055000	100%	$0.330000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on June 30, 2014				4.44%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2014				4.34%

Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2014				2.49%
Cumulative fiscal year distributions as a percentage of NAV as of June 30, 2014				1.81%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	August 15, 2014
Pay Date	August 29, 2014

Distribution Amount per share	$0.055000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.039328	72%	$0.297102	77%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.015672	28%	$0.087898	23%
Total (per common share)	$0.055000	100%	$0.385000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on July 31, 2014				3.84%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2014				4.36%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2014				2.35%
Cumulative fiscal year distributions as a percentage of NAV as of July 31, 2014				2.18%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	September 15, 2014
Pay Date	September 30, 2014

Distribution Amount per share	$0.055000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.037148	68%	$0.334250	76%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.017852	32%	$0.105750	24%
Total (per common share)	$0.055000	100%	$0.440000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on August 31, 2014				3.67%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2014				4.37%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2014				2.48%
Cumulative fiscal year distributions as a percentage of NAV as of August 31, 2014				2.55%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	October 15, 2014
Pay Date	October 31, 2014

Distribution Amount per share	$0.055000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.042911	78%	$0.377160	76%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.012089	22%	$0.117840	24%
Total (per common share)	$0.055000	100%	$0.495000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on September 30, 2014				3.45%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2014				4.39%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2014				2.40%
Cumulative fiscal year distributions as a percentage of NAV as of September 30, 2014				2.93%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	November 14, 2014
Pay Date	November 28, 2014

Distribution Amount per share	$0.055000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.039538	72%	$0.416698	76%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.015462	28%	$0.133302	24%
Total (per common share)	$0.055000	100%	$0.550000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on October 31, 2014				3.32%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2014				4.39%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2014				2.86%
Cumulative fiscal year distributions as a percentage of NAV as of October 31, 2014				3.29%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	December 12, 2014
Pay Date	December 19, 2014

Distribution Amount per share	$0.055000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.041636	76%	$0.504634	83%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.013364	24%	$0.100366	17%
Total (per common share)	$0.055000	100%	$0.605000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on November 28, 2014				3.35%
Annualized current distribution rate expressed as a percentage of NAV as of November 28, 2014				4.38%

Cumulative total return (in relation to NAV) for the fiscal year through November 28, 2014				3.40%
Cumulative fiscal year distributions as a percentage of NAV as of November 28, 2014				3.65%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	December 31, 2014
Pay Date	January 9, 2015

Distribution Amount per share	$0.055000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.028292	51%	$0.532926	81%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.026708	49%	$0.127074	19%
Total (per common share)	$0.055000	100%	$0.660000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on November 28, 2014				3.35%
Annualized current distribution rate expressed as a percentage of NAV as of November 28, 2014				4.38%

Cumulative total return (in relation to NAV) for the fiscal year through November 28, 2014				3.40%
Cumulative fiscal year distributions as a percentage of NAV as of November 28, 2014				4.02%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052